EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

 PURSUANT TO18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Edward L. Erickson, Chief Executive Officer of Immunicon Corporation (the “Company”), hereby certify, that:

(1) The Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2004 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EDWARD L. ERICKSON
Edward L. Erickson
Chief Executive Officer
August 11, 2004